UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) July 29, 2004

AMERICAN SHARED HOSPITAL SERVICES

(Exact name of registrant as specified in its chapter)

California	0-8789	94-2918118
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Four Embarcadero Center, Suite 3700, San Francisco, CA	94111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 415-788-5300

(Former name or former address, if changed since last report)

ITEM 7:   FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Earnings Press Release, dated 07/22/04

99.2	Transcript for conference call held on July 22, 2004 discussing financial results of operations for the three and six months ended June 30, 2004.

ITEM 9:   REGULATION FD DISCLOSURE

     On July 22, 2004, the Company announced its financial results for the three and six months ended June 30, 2004. A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference. A copy of the transcript for the conference call discussing the financial results for the three and six months ended June 30, 2004 is included as Exhibit 99.2 to this Current Report and is incorporated herein by reference. The Company does not intend for this exhibit to be incorporated by reference into future filings under the Securities Exchange Act of 1934. The foregoing information is provided pursuant to Item 12 (Results of Operations and Financial Condition) of Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:July 29, 2004		American Shared Hospital Services

	By:	/s/ Ernest A. Bates, M.D. Ernest A. Bates, M.D. Chairman and CEO